.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________________
FORM 8-K/A
(Amendment No. 1)
__________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported):
January 31, 2025
___________________________________________________
UPBOUND GROUP, INC.
(Exact name of registrant as specified in charter)
 ___________________________________________________

Delaware	001-38047	45-0491516
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
5501 Headquarters Drive
Plano, Texas 75024
(Address of principal executive offices and zip code)
(972) 801-1100
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	UPBD	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Introductory Note
On February 5, 2025, Upbound Group, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) announcing that on January 31, 2025, it had consummated the previously announced acquisition (the “Acquisition”) of Bridge IT, Inc., a Delaware corporation (“Brigit”), pursuant to that certain Agreement and Plan of Merger, dated as of December 12, 2024, by and among the Company, Fortuna Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company, Brigit, and Shareholder Representative Services, LLC, solely in its capacity as the representative, agent and attorney-in-fact of the security holders of Brigit (“Representative”).
This Amendment No.1 to the Original Form 8-K is being filed solely for the purpose of amending Items 9.01(a) and (b). This Form 8-K/A should be read in conjunction with the Original Form 8-K.
The pro forma financial information included as Exhibit 99.3 to this Form 8-K/A has been presented for illustrative purposes only, as required by Form 8-K, and is not intended to, and does not purport to, represent what the combined company’s actual results or financial condition would have been if the transactions had occurred on the relevant date, and is not intended to project the future results or financial condition that the combined company may achieve following the Acquisition.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
The audited consolidated financial statements of Brigit as of December 31, 2023 and for the year ended December 31, 2023, the notes related thereto, and the independent auditor’s report are filed as Exhibit 99.1 to this Form 8-K/A and incorporated by reference herein.
The unaudited condensed consolidated financial statements of Brigit as of September 30, 2024 and for the nine months ended September 30, 2024 and the notes related thereto, are filed as Exhibit 99.2 to this Form 8-K/A and incorporated by reference herein.
(b) Pro Forma Financial Information.
The unaudited pro forma condensed combined financial information of the Company and Brigit as of September 30, 2024 and for the year ended December 31, 2023, and the nine months ended September 30, 2024 is filed as Exhibit 99.3 to this Form 8-K/A and incorporated by reference herein.
(d) Exhibits:

Exhibit No.	Description
23.1	Consent of Moss Adams LLP
99.1	The audited consolidated financial statements of Brigit as of December 31, 2023 and for the year ended December 31, 2023, the notes related thereto and the independent auditor’s report.
99.2	The unaudited condensed consolidated financial statements of Brigit as of September 30, 2024 and for the nine months ended September 30, 2024, and the notes related thereto.
99.3
The unaudited pro forma condensed combined financial information of the Company and Brigit as of September 30, 2024 and for the nine months ended September 30, 2024 and for the year ended December 31, 2023.

104	Cover page Interactive Data File (embedded within the inline XBRL document contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPBOUND GROUP, INC.

Date:	April 18, 2025	By:	/s/ Bryan Pechersky
Bryan Pechersky
Executive Vice President, General Counsel and Corporate Secretary